UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
Suite 701, No. 333 Zhaojiabang Road
Shanghai, People’s Republic of China
Telephone: 86 21 64 22 0505

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 2:00 pm. (Hong Kong time) on Tuesday
May 23, 2006

To the Shareholders:

          You are cordially invited to attend the Annual Meeting of Shareholders (the “Meeting”) of Sunrise Real Estate Development Group, Inc., (the “Company”), which will be held at the Regal Airport Hotel, 9 Cheong Tat Road, Hong Kong International Airport, Chek Lap Kok, Hong Kong on May 23, 2006 at 2:00 pm, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1     To elect a board of seven directors to serve until the next annual meeting of the Company’s shareholders or until their respective successors have been elected and qualified;

2     To ratify the selection and appointment of BDO McCabe Lo Limited as the Company’s independent public accountants for fiscal year 2006; and

3     To transact such other business as may properly come before the meeting or any adjournment thereof.

          Shareholders of record of the Company’s Common Stock at the close of business on April 25, 2006, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

          THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

BY ORDER OF THE BOARD OF DIRECTORS

Wang Jun-Li
Secretary

Shanghai, People’s Republic of China
April 27, 2006

SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
Suite 701, No. 333 Zhaojiabang Road
Shanghai, People’s Republic of China
Telephone: 86 21 64 22 0505

PROXY STATEMENT

          The following information is furnished in connection with the solicitation of proxies for the Annual Meeting of Shareholders (“Meeting”) of Sunrise Real Estate Development Group, Inc., (the “Company”), which will be held at 2:00 pm local time on May 23, 2006 at the Regal Airport Hotel, 9 Cheong Tat Road, Hong Kong International Airport, Chek Lap Kok, Hong Kong and any adjournments thereof (the “Meeting”), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

SOLICITATION AND REVOCATION OF PROXIES

          A form of proxy is being furnished herewith by the Company to each shareholder and, in each case, is solicited on behalf of the Board of Directors of the Company (the “Board”) for use at the Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (iii) attendance at the Meeting and voting in person.

          The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by this Proxy Statement, but will not be separately compensated for such solicitation services. It is estimated that this Proxy Statement and accompanying Proxy will first be mailed to shareholders on or about April 27, 2006.

          Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted FOR the election of all seven of the nominees for directors specified herein and FOR the ratification of the selection and appointment of BDO McCabe Lo Limited as the Company’s independent public accountants for fiscal year 2006, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board.

SHAREHOLDERS’ VOTING RIGHTS

          Only holders of record of the Company’s Common Stock at the close of business on April 25, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting.  On such date there were 22,996,614 shares of Common Stock outstanding, entitled to one vote per share.

          With respect to the election of directors, assuming a quorum is present, the seven candidates receiving the highest number of votes will be elected. See “Nomination and Election of Directors.” To ratify the selection and appointment of BDO McCabe Lo Limited, assuming a quorum is present, the affirmative vote of shareholders holding a majority represented at the Meeting is required. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of the Common Stock of the Company.

          Under the Company’s bylaws and the Texas Business Corporation Act, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the selection and appointment of BDO McCabe Lo Limited will have the effect of a no vote for such proposal.

VOTING SECURITIES OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

          The following table sets forth as of April 14, 2006, the number and percentage of the Company’s 22,996,614 shares of Common Stock outstanding that were beneficially owned by (1) each person known by the Company to be the beneficial owner of five percent or more of the Company’s Common Stock, (2) each director and named executive officer of the Company, and (3) all of the Company’s directors and executive officers as a group.  Unless otherwise indicated, the person listed in the table is the beneficial owner of, and has sole voting and investment power with respect to, the shares indicated.

Name and Address	Beneficially Owned Shares of Common Stock	Percent of Outstanding Shares of Common Stock

Lin, Chi- Jung 117, NO. 249, Sec. 1, Fushing S. Rd. Da-an District Taipei City 106 Taiwan R.O.C.	8,760,000 (1)	38.09%
All Directors and Executive Officers as a Group (eight persons)	9,790 ,000	42.6%

(1)	These shares are owned by Ace Develop Properties Limited, of which Mr. Lin Chi-Jung is the beneficial sole owner.

PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

          The Company’s directors are to be elected at each annual meeting of shareholders. At this Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The nominees for election as directors at this Meeting set forth in the table below are all recommended by the Board.

          In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board.

          The seven nominees receiving the highest number of votes cast at the Meeting will be elected as the Company’s directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

THE BOARD RECOMMENDS A VOTE “FOR” THE SEVEN NOMINEES

          The following table sets forth certain information concerning the nominees for election as directors.

Date of Appointment	Name of Individual	Age	Position with Company

October 28, 2003	LIN CHI-JUNG	46	Chief Executive Officer, President and Chairman
May 23, 2005	LIN CHAO-CHIN	56	Director and Senior Vice President
November 23, 2004	CHEN REN	58	Director
November 23, 2004	FU XUAN-JIE	55	Director
November 23, 2004	LI XIAO-GANG	48	Director
August 23, 2005	ZHANG XI	35	Director
October 14, 2005	CHEN WEI-HUA	32	Director

          Lin Chi-Jung is the Chairman of our Board.  He also serves as the Company’s President and CEO and the Chairman of all of the Company’s operating subsidiaries. Mr. Lin began serving as a Director of the Company on October 28, 2003, and was appointed Chairman on October 11, 2004. He founded Shanghai Xin Ji Yang Estate Consultation Co. Ltd. in late 2001 and Shanghai Shang Yang Real Estate Consultation Co. Ltd. in 2004. Under his leadership and management, Xin Ji Yang has grown rapidly. Prior to establishing this property business, Mr. Lin invested in the filmmaking and publishing businesses. In his younger days, Mr. Lin was a famous actor in Chinese communities around the world, including Mainland China, Taiwan, North America and South East Asia.

          Lin Chao-Chin was elected to our Board on May 23, 2005. He also serves on the Company’s Governance and Nominating Committee and Compensation Committee.He is one of the co-founders of Xin Ji Yang. Mr. Lin brings with him 28 years of real estate industry experience, particularly in the areas of agency, property investment, and development services. Prior to starting his business in Mainland China, he co-founded Taipei Xin Lian Yang Property Co. Ltd. in Taiwan in the early 1980’s. Under Mr. Lin’s leadership, this business had contracted sales of NTD 120 Billion (approx. US$3.4 billion) and 800 employees. In 2001 he joined Lin Chi-Jung to re-establish his career in Mainland China. Currently, Lin Chao-Chin is managing the day-to-day business operation of Xin Ji Yang. Lin Chao-Chin graduated from Taiwan Chung Yuan University with a Bachelors Degree in Business Administration.

          Chen Ren has served as an independent director on our Board since November 23, 2004. Mr. Chen has been General Manager and Senior Engineer of Shanghai Housing Development Center since 1991.. He has been involved in the Shanghai real property market for the past 15 years. Among the companies that he has been associated with are: Shanghai She-ye Property Ltd, Shanghai Rui Nan Property Limited, Shanghai Gong Zhi Jing Center, and Shanghai An Ju Property Development Center.

          Fu Xuan-Jie has served as an independent director on our Board since November 23, 2004. Mr. Fu also serves on the Company’s Audit Committee, Governance and Nominating Committee and Compensation Committee. He is an attorney and has practiced law in his co-founded firm, Fu Xuan-Jie & Associates Law Office, since April 1994. Mr. Fu specializes in corporate and international law, especially in the areas of international compensation and other financial matters. Among some of the clientele that Mr. Fu serves are Coca-Cola, Banque Endosuez, AT&T, L’Oreal.

          Li Xiao-Gang has served as an independent director on our Board since November 23, 2004. Mr. Li also serves on the Company’s Audit Committee, Governance and Nominating Committee and Compensation Committee. Mr. Li graduated from Shanghai Finance and Economics University in 1984, and joined the Shanghai Academy of Social Science. In 1992, he was the deputy director of the Economics Law Consultation Center of the Shanghai Academy. In 2000, he was the Director of the Foreign Investment Research Center of the Academy. From 1992 to the present, Mr. Li has served as a Director cum Deputy Secretary-General of the Shanghai Consultation Association.

          Zhang Xi has served as an independent director on our Board since August 23, 2005. Mr. Zhang also is the chairperson of the Company’s Audit Committee. He is an Economy Doctor, Senior Economist, Certified Public Accountant and Certified Public Valuer. He has served in Shanghai Zhonghua Auditor Company as the manager of the International Department, Shanghai Zhangjiang Hi-tech Zone Development Company. Ltd as Vice General Manager and Financial Controller, and Shanghai Zhang Jiang Semiconductor Industry Park Co., Ltd as General Manager. During the past five years, Zhang Xi has worked as vice general manager and financial controller of the Hi-tech Zone Development Company.

          Chen Wei-Hua, age 32, has served on our Board since October 14, 2005. Ms. Chen has worked as a Taiwan Certified Public Accountant for the past five years. Ms. Chen graduated from the Department of Accounting, Chinese Culture University.

Other Executive Officers

          Art Honanyan, the Company’s Chief Financial Officer, is 62 years old. In 1973, he received an MBA in Accounting and Finance from New York University. He is a Certified Management Accountant and a member of the Institute of Management Accountants. For 10 years he was Manager and Assistant Secretary in the corporate planning and control department of Continental Corporation, a large New York based international insurance company. For the next 10 years, he held the CFO position at California Central Bank & Trust, a California based trust services bank. After this time, he held adjunct faculty positions in finance and accounting at several Los Angeles area graduate business MBA programs.  During the past year, he has held the CFO position at the Company.  During the four previous years, he was controller of a Southern California based group of engineering companies and held adjunct faculty positions at two MBA programs.

Family Relationships

          There are no family relationships among directors, executive officers, or person nominated or chosen to become the directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Copies of these filings must be furnished to the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ending December 31, 2005, all Section 16(a) filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners have been met on a timely basis.

Information Concerning our Board and Committees of our Board

          The Company’s Board has three standing committees: an Audit Committee, a Governance and eNominating Committee, and a Compensation Committee. We have a written governance and nominating committee charter and a written compensation committee charter.

Audit Committee and Audit Committee Financial Expert

          Our Board established the Audit Committee on August 23, 2005. The Audit Committee consists of three independent members, Fu Xuan-Jie, Li Xiao-Gang, and Zhang Xi, who are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. At least one member of the Audit Committee, Zhang Xi, is a financial expert, as that term is used under Item 401(e) of Regulation S-B. During fiscal year 2005, the Audit Committee met once. The primary duties of the Audit Committee are to assist the Board in fulfilling its fiduciary oversight responsibilities, to evaluate the Company’s independent auditors, and to facilitate communication between the auditors and the Company’s management.

Report of the Audit Committee

          The Audit Committee operates under a written charter adopted by the Board of Directors, which is reassessed at least annually for adequacy by the Audit Committee. The Directors who serve on the Audit Committee have no financial or personal ties to the Corporation (other than Director compensation and equity ownership as described in this proxy statement) and are all “independent” for purposes of the Securities and Exchange Commission’s regulations. The Board of Directors has determined that none of the Audit Committee members has a relationship with the Corporation that may interfere with the Director’s independence from the Corporation and its management. The Audit Committee charter can be viewed on the Corporation’s website at www.sunrise.sh, and a copy of the Audit Committee charter is included as Appendix A to this proxy statement.

          The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Corporation’s financial reporting, accounting systems, and internal controls. The Corporation’s independent auditors and the director of the internal audit function report directly and are ultimately accountable to the Audit Committee.

          In the discharge of its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the Corporation’s audited financial statements for fiscal year 2005. In addition, the Committee has discussed with the independent auditors matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of the Corporation’s financial reporting, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

          The Audit Committee has received from the independent auditors written disclosures and a letter concerning the independent auditors’ independence from the Corporation, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also received from the independent auditors a letter indicating there were no material issues raised by the independent auditors’ most recent internal quality control review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years. These disclosures have been reviewed by the Committee and discussed with the independent auditors.

          Based on these reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Corporation’s 2005 Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

April 20, 2006	AUDIT COMMITTEE
Zhang, Xi, Chair
Li, Xiao Gang
Fu, Xuan Jie.

Governance and Nominating Committee

          The Governance and Nominating Committee of the Board consists of Mr. Lin Chao-Chin, Mr. Li Xiao Gang and Mr. Fu Xuan Jie, Li Xiao Gang and Fu Xuan Jie is deemed to be “independent”. During fiscal year 2005, the Governance and Nominating Committee met ___ times. The Governance and Nominating Committee did not hold any meeting during 2005. The primary duties of the Governance and Nominating Committee are to identify and review candidates for the Board and recommend candidates for election to the Board, periodically review the skills and characteristics required of Board members in the context of the current Board, and periodically review the Company’s corporate governance policies and recommend modifications to the Board as appropriate.  The Governance and Nominating Committee operates pursuant to a charter that was approved by our Board, a current copy of which is available on our website at http://www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

          Our shareholders may recommend director nominees, and the Governance and Nominating Committee will consider nominees recommended by shareholders.  To date, we have not received any recommendations from our shareholders requesting that the Board or any of its committees consider a nominee for inclusion among the Board’s slate of nominees in the proxy statement for our annual meeting.  A shareholder wishing to submit a director nominee recommendation should comply with the provisions of our Bylaws and the provisions set forth in this proxy statement under the heading “Shareholder Proposals and Nominations for the Next Annual Meeting.”  We anticipate that nominees recommended by shareholders will be evaluated in the same manner as nominees recommended by anyone else, although the Governance and Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded.  The Governance and Nominating Committee will consider all relevant qualifications as well as the needs of the company in terms of compliance with SEC rules.

          While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Governance and Nominating Committee and the Board takes into account the following criteria, among others, in considering directors and candidates for the board:

•	Judgment, experience, skills and personal character of the candidate; and
•	the needs of the Board.

          The Governance and Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information.  This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Governance and Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting.  The Governance and Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Compensation Committee

The Compensation Committee of the Board consists of Mr. Lin Chao-Chin, Mr. Li Xiao Gang and Mr. Fu Xuan Jie.  During fiscal year 2005, the Compensation Committee did not hold any meeting during 2005. The primary duties of the Compensation Committee are to annually review and approve the Company’s compensation strategy to ensure that employees are rewarded appropriately; review annually and approve corporate goals and objectives relevant to executive compensation; annually review and determine elements of compensation of the CEO and other officers; and review and recommend compensation for non-employee members of our Board.  The Compensation Committee operates pursuant to a charter that was approved by our Board, a current copy of which is available on our website at http://www.sunrise.sh under the heading “Investor” and subheading “Corporate Governance.”

Meetings of the Board of Directors

          There were two meetings of the Board of Directors during of 2005. All directors then serving as directors attended each of the Board meetings. Other actions of the Board were taken by unanimous consent.  Each of the directors during 2005 attended at least 75% of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which he served. Although the Company does not have a policy requiring members of the Board to attend the Company’s annual meeting of shareholders, all of our directors attended our annual meeting of shareholders held on May 23, 2005.

Executive Compensation

          The following table reflects the compensation paid to the Company’s Chief Executive Officer and each of the Company’s compensated executive officers whose compensations exceeded $100,000 in fiscal years 2003, 2004 and 2005 for services rendered to the Company and its subsidiaries.

					Long Term Compensation (1)

		Annual Compensation			Awards	Payouts

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation

		($)	($)	($)	($)	(#)	($)	($)
Lin Chi-Jung	2005	153,886	164,072 (2)	100,148 (3)	0	0	0	0
CEO, President & Chairman (appointed on October 11, 2004)	2004	86,509	282,728	134,115	0	0	0	0
Executive Officer of subsidiaries	2003	44,468	0	14,499	0	0	0	0

Lin Chao-Chin	2005	153,886	164,072 (2)	100,148 (3)	0	0	0	0
Senior Vice President	2004	55,096	282,728	108,742	0	0	0	0
Managing director of a subsidiary	2003	41,080	0	14,499	0	0	0	0

Chiu, Chi-Yuan	2004	0	0	0	0	0	0	0
CEO, President & Chairman (appointed on October 28 2003 and resigned on October 11, 2004)	2003	0	0	0	0	0	0	0

Yarek Bartosz
President, Secretary (resigned on October 28, 2003)	2003	0	0	0	0	0	0	0

(1) There are no stock option, retirement, pension, or profit sharing plans for the benefit of the Company’s officers and directors.

(2) Lin Chi-Jung and Lin Chao-Chin each received discretionary bonus of $164,072 in 2005. This incentive was attributed to the initial management team members for their valuable contribution to the Company. It was calculated at 15% of net profit before income tax of SHXJY and subsidiaries in 2005.

(3) Lin Chi-Jung and Lin Chao-Chin each received housing allowance of $96,690 and travel allowance of $4,959 during the year 2005.

Option/SAR Grants

No individual grants of stock options, whether or not in tandem with Stock appreciation rights (“SARs”) and freestanding SARs have been made to any executive officer or any director since the Company’s inception, accordingly, no stock options have been exercised by the Company’s officers or directors in any fiscal year.

Compensation of Board of Directors

          Board members serve without compensation. Directors are entitled to reimbursement for out-of-pocket expenses in connection with attendance at Board meetings.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

          Action is to be taken by the shareholders at the Meeting with respect to the ratification of BDO McCabe Lo Limited, the Company’s current independent public accountants, as independent accountants for the Company for the fiscal year ending December 31, 2006. BDO McCabe Lo Limited does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in BDO McCabe Lo Limited.

          The Board of Directors of the Company has approved BDO McCabe Lo Limited as its independent accountants. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company’s independent accountants.

          Representatives of BDO McCabe Lo Limited will be present at the Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

          Notwithstanding the ratification by shareholders of the appointment of BDO McCabe Lo Limited, the Board of Directors may, if the circumstances dictate, appoint other independent accountants.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2

Audit Fees

          For the 2004 first and second quarter review, we paid John Geib, CPA CDN $2,338 for his review services.

          On October 5, 2004, the reverse acquisition arrangement was completed, the Company disengaged audit services with John Geib, CPA, and appointed BDO McCabe Lo & Company to be the Company’s Independent Auditor on November 3, 2004.

          The aggregate fees billed by BDO McCabe Lo & Company for services rendered during the year ended December 31, 2004 is described as follows:

          Fees for audit and review services amounted to approximately $33,500 in 2004. Fees for audit and review services include the annual audit of the consolidated financial statements of the Company and its subsidiaries and review of the Company’s Quarterly Reports on Form 10-QSB.

          On August 1, 2005, the practice of BDO McCabe Lo & Company was reorganized as BDO McCabe Lo Limited.  The aggregate fees billed by BDO McCabe Lo & Company and BDO McCabe Lo Limited for services rendered during the year ended December 31, 2005 is described as follows:

          Fees for audit and review services amounted to approximately $82,500 in 2005. Fees for audit and review services include the annual audit of the consolidated financial statements of the Company and its subsidiaries and review of the Company’s Quarterly Reports on Form 10-QSB.

Audit-Related Fees

          Aggregate fees billed for all audit-related services rendered by BDO McCabe Lo Limited consisted of $110,100 and $68,500 for 2005 and 2004, respectively.

Tax Fees

          There were no tax services fees paid to BDO McCabe Lo Limited; they are not the tax accountants of the Company.

All Other Fees

          BDO McCabe Lo Limited did not bill the Company any additional fees for professional services rendered to the Company during fiscal years ended December 31, 2005 and 2004.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

          According to the charter of the Audit Committee, the Company’s policy on pre-approval of audit and permissible non-audit services of independent auditors is to pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Audit Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Audit Committee, provided that any pre-approvals delegated to one or more members of the Audit Committee are reported to the Audit Committee at its next scheduled meeting.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE NEXT ANNUAL MEETING

          The Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2007 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than January 23, 2007. Such proposals must be submitted in writing. The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

          A shareholder, or group of shareholders, that beneficially owned more than 5% of the Company’s Common Stock for at least one year as of January 23, 2007 may recommend a nominee to the Governance and Nominating Committee of our Board of Directors. Any such written recommendation must be received by the Company no later than January 23, 2007, identify the candidate and the shareholder or shareholder group that has made the recommendation, and state that the shareholder or shareholder group has held the Common Stock for at least one year.

          Shareholder proposals and recommendations for director nominees should be sent to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

ANNUAL REPORT TO SHAREHOLDERS

          The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, including audited consolidated financial statements, but excluding exhibits, as filed with the Securities and Exchange Commission, has been mailed to the shareholders with this Proxy Statement and constitutes the Company’s Annual Report to Shareholders. Such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to the Secretary of the Company at its address listed on the first page of this Proxy Statement. If copies of exhibits to the Form 10-KSB Annual Report are requested, a copying charge of $.20 per page will be made. The Company’s Annual Report can also be accessed at the Company’s website at http://www.sunrise.sh under the heading “Investor” and the subheading “SEC Filing.”

OTHER MATTERS

          As of the date of this Proxy Statement, the Board of Directors does not know of any other matter that is to be presented for action at the Meeting. Should any other matter come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matter in accordance with their best judgment and discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Wang Jun-Li
Secretary

Shanghai
People’s Republic of China
April 27, 2006

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC.
Suite 701, No. 333 Zhaojiabang Road
Shanghai People’s Republic of China
Telephone: 86 21 64 22 0505

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 23, 2006.

          The undersigned hereby appoints Lin Chi-Jung and Lin Chao-Chin as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Sunrise Real Estate Development Group, Inc. held of record by the undersigned on April 25, 2006, at the Annual Meeting of Shareholders of Sunrise Real Estate Development Group, Inc. to be held on May 23, 2006 or any adjournment thereof.

INSTRUCTIONS: PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW.

1.     ELECTION OF DIRECTORS

To vote for all nominees, place an “X” in the box marked FOR ALL NOMINEES BELOW. To withhold authority to vote for all nominees, place an “X” in the box marked WITHHOLD AUTHORITY below. To withhold authority to vote for any specific individual nominee, check the space next to the applicable nominee’s name below WITHHOLD AUTHORITY:

☐	FOR ALL NOMINEES BELOW

Lin Chi-Jung	Lin Chao-Chin	Chen Ren

Fu Xuan-Jie	Li Xiao-Gang	Zhang Xi

Chen Wei-Hua

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Lin Chi-Jung	Lin Chao-Chin	Chen Ren

Fu Xuan-Jie	Li Xiao-Gang	Zhang Xi

Chen Wei-Hua

2.     TO RATIFY THE SELECTION OF BDO MCCABE LO LIMITED AS INDEPENDENT PUBLIC ACCOUNTANTS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

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3.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

Dated: _______, 2006

Signature of Shareholder

Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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